                                                                    Exhibit 99.5

                                 [FORM OF PROXY]

                                24/7 MEDIA, INC.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of 24/7 Media, Inc. hereby appoints David J. Moore, C. Andrew Johns and Mark E. Moran, and each of them, with full power of substitution to represent and to vote on behalf of the undersigned all of the shares of 24/7 Media, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at The Southgate Tower Suite Hotel, 371 Seventh Avenue, Garden Room, New York, NY 10001, on June 27, 2000, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and joint proxy statement- prospectus for the meeting (receipt of which is hereby acknowledged).

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                         (To be Signed on Reverse Side)

                                       24/7 MEDIA, INC.
                                       1250 BROADWAY
                                       NEW YORK, NEW YORK 10001


                                             See Reverse

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1) and (2).

1.    PROPOSAL TO APPROVE THE ISSUANCE OF 24/7 MEDIA COMMON STOCK IN THE MERGER.

      FOR     AGAINST     ABSTAIN

2. PROPOSAL TO APPROVE THE AMENDMENT TO THE 24/7 MEDIA, INC. CERTIFICATE OF INCORPORATION.

      FOR     AGAINST     ABSTAIN

3. In their discretion upon such other matters as may properly come before the meeting.

            I will attend the meeting.        I will not attend the meeting.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


      ______________________________       Date___________________
            Signature

      ______________________________       Date___________________
      Signature if held jointly

      Votes must be indicated in Black or Blue ink.

Please return promptly in the enclosed postage-paid envelope.